Exhibit 99.2

Brooks Automation Conference Call: Divestiture of Brooks Semiconductor Solutions Group Business September 20, 2021 Exhibit 99.2

© 2021 Brooks Automation, Inc. • Proprietary Information Safe Harbor Statement “Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company’s most recent SEC filings, including the annual report on Form 10-K for the fiscal year ended September 30, 2020 and any subsequent quarterly reports on Form 10-Q. The Company assumes no obligation to update the information in this presentation. Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Brooks business and its operational performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of all non-GAAP amounts to the relevant GAAP amount are provided as a separate presentation on the Company’s website. All financial projections throughout this presentation, exclude amortization of intangibles, restructuring expense and other special charges. 2

© 2021 Brooks Automation, Inc. • Proprietary Information Compelling Strategic Rationale ▪ Brooks has entered into a definitive agreement to sell the semiconductor automation business to Thomas H. Lee Partners (“THL”) ▪ The sale is the result of a rigorous process run by management and the Board ▪ Brooks’ Board has determined that the sale of the semiconductor automation business provides greatest value to shareholders ▪ Brooks no longer pursuing separation into two independent publicly traded companies ▪ Following the sale, the life sciences business will operate as a standalone publicly traded company ▪ Transaction provides the life sciences business with a strong balance sheet to pursue strategic growth opportunities ▪ To extend leadership across genomics, cryo-storage, and automation solutions ▪ With significant capital to accelerate new and adjacent growth vectors via M&A Brooks is selling its semiconductor automation business to THL for $3.0 billion in cash; ~19x LTM EBITDA 3 LTM standalone Adjusted EBITDA as of 6/30/21 – see appendix for details

© 2021 Brooks Automation, Inc. • Proprietary Information ▪ Selling semiconductor automation business, consisting of Brooks’ Semiconductor Solutions Group (BSSG) segment, to THL for $3.0B in cash ▪ Approximately 5x LTM Revenue and 19x LTM EBITDA ▪ Expected after-tax cash proceeds of approximately $2.4B Transaction Value ▪ Expected to close in the first half of calendar year 2022 ▪ Subject to regulatory approvals and customary closing conditions ▪ Semiconductor automation 6/30 LTM Revenue of $613M ▪ Semiconductor automation operating results will be reported as discontinued operations starting in FQ4 ▪ Brooks does not anticipate incremental stranded corporate expenses versus prior separation scenario Financial Impact Timing Transaction Highlights 4 LTM standalone Adjusted EBITDA as of 6/30/21 – see appendix for details

© 2021 Brooks Automation, Inc. • Proprietary Information Strong Track Record of Continuous Portfolio Enhancement: Positioning Life Sciences with Fuel for Accelerated Growth • RTS for $3M • Nexus for $85M • Crossing Automation for $59M • Divested of Contract Manufacturing for $78M • FluidX for $16M • BioStorage Technologies for $125M • Contact for $7M 2013-2014 2015-2016 • BioCision add’l $11M • PBMMI for $34M • FreezerPro software for $5M • 4titude Ltd. for $66M • BioSpeciMan for $5M • Tec-Sem for $16M 2017-2018 Acquisitions & Divestitures (FY2011-2021) Life Sciences M&A >$840M Semi M&A >$175M 2019 - 2020 High-growth Life Sciences enterprise with ~$3B of cash to deploy 2011-2012 5 2021 • Precise Automation for $70M • Trans-Hit Biomarkers for $15M FY 2022 (Projected) Divestiture of BSSG for $3.0B • Matrical for $9M • 22% of BioCision for $4M • DMS for $32M • Divested of Granville-Phillips instrumentation for $87M • GENEWIZ for $450M • RURO for $15M • Divested of Semi Cryo for $675M Divestitures >$840M

Standalone Life Sciences Co

Strong Organic Growth Supported by Acquisitions



2-Year Average
FY19A-21E:
21% Organic Growth
'11 - '21E CAGR: 47%
$11
$53
$43
$63
$68
$108
$149
$197
$334
$389
$509
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21E

Strong Foundation of Organic Growth

- Differentiated sample repository, cryo solutions, & genomics services
- Critical solutions for cell & gene therapy and other complex applications

A Global Platform Capable to Seamlessly Integrate Additional Acquired Capabilities

- Additional genomics capabilities for C&GT, mRNA, and viral vector-based solutions
- More leverage of sample repository and customer networks
- New capabilities for data extraction, informatics, sourcing of samples

Note: $ in millions; figures indicate life sciences revenue fiscal years ending 9/30; 2021E represents midpoint of management guidance

© 2021 Brooks Automation, Inc. • Proprietary Information
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© 2021 Brooks Automation, Inc. • Proprietary Information Unique Value Proposition Size Profitability and Cash Flow Capital to Deploy Leadership >$500M run-rate revenue as a standalone business Differentiated portfolio addressing high-growth markets Solidly positive and growing operating margin with strong cash flow generation High performing team ready for the next leg of growth Strong track record & rich pipeline of tuck- in, strategic and transformative targets Over the past decade, we have solidified the foundation for a strong, standalone, high-growth life sciences company All the Building Blocks in Place to Unlock Our Full Potential Standalone Life Sciences Co 7

Today's Announcement – What to Expect

Standalone Life Sciences Co

Sample Management Products
Sample Repository Services
Genomic Services

- Projected available cash: ~$2.6B
- LTM – June 30, 2021 Metrics:

Life Sciences Segment Reported:

Revenue	*$485M, +30% YtY*
Gross Margin	*50.3%*
Adj. EBITDA	*$117M*
Adj. EBITDA Margin	*24.0%*

Standalone estimate:

*Unallocated overhead**	*~$25M*
Adj. EBITDA Margin	*~19%*

- **Timing:**
  - Sale expected to complete in first half of calendar year 2022
- **Branding Transition:**
  - The Brooks Automation name and branding will transfer along with the semiconductor automation business
  - The Brooks Life Sciences business will adopt a new name and branding – details to be announced in the future
- **Stock Trading:**
  - Stock will continue to trade as Brooks Automation (BRKS) until ticker symbol change is made effective at a later date
- **Investor Day:**
  - Life Sciences Investor Day scheduled for November 16th

* Estimated unallocated overhead as disclosed in the May 10, 2021 FQ2 earnings call
Non-GAAP measures – reconciliations included in appendix of the Company's Q3 FY'21 earnings presentation available at Brooks.com

© 2021 Brooks Automation, Inc. • Proprietary Information
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© 2021 Brooks Automation, Inc. • Proprietary Information Key Takeaways 1. Sale of the Semiconductor Automation business for $3B, ~19x LTM EBITDA 2. Life Sciences business to operate as a standalone publicly traded company 3. Cash proceeds to enable continued significant strategic investments 4. A uniquely positioned high-growth Life Sciences business 9 © 2021 Brooks Automation, Inc. • Proprietary Information LTM standalone Adjusted EBITDA as of 6/30/21 – see appendix for details

Appendix 10

Previously Reported BSSG Segment Results and Proforma Stand Alone
Operating Profit Reconciliation to Adjusted EBITDA

Brooks

Brooks Semiconductor Solutions Group

	Reported LTM Jun-21 [1]	Standalone Adjustments [2]	Standalone LTM Jun-21 [2]	
Operating Profit	**125**	**8**	**133**	
Adjustments:				
Non-operating expenses	-	(0)	(0)	
Depreciation	5	1	6	
Amortization of intangible assets	3	2	4	
EBITDA	**132**	**11**	**143**	
EBITDA margin	***21.5%***		***23.3%***	
Purchase accounting impact on inventory and contracts acquired	0	-	0	
Stock-based compensation	14	(1)	13	
Merger and acquisition costs	-	1	1	
Adjusted EBITDA	**146**	**11**	**156**	→ **X 19.2 = $3.0B purchase price**
Adjusted EBITDA margin	***23.8%***		***25.5%***	

1. Represents Brooks Reported Last Twelve Months (LTM) as of June 30, 2021, as presented in the Non-GAAP reconciliation included in appendix of the Company's Q3 FY'21 earnings presentation available at Brooks.com.
2. Standalone Adjustments and Standalone LTM'21 represents an unaudited proforma calculation of the semiconductor automation business on a standalone basis and is not representative of previously reported Segment results. Standalone Adjustments include management's estimated costs for general and administrative functions.

© 2021 Brooks Automation, Inc. • Proprietary Information 11